UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007 — May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Advantage Fund

5|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Advantage Fund

5 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	18
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and

President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Respectfully yours,

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s potential upside or downside before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, we believe the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow —that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS
Moody’s	Grade

Aaa	Investment
Aa, A	Investment
Baa	Investment
Ba, B	High yield
Caa/Ca	High yield
C	High yield

High-yield bonds have historically offered greater
return potential than investment-grade bonds.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the fund’s benchmark, the JPMorgan Developed High Yield Index, was 12/31/94, which post-dates the 3/25/86 inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Thanks, Paul, for taking the time today to talk about HighYield Advantage Fund’s recent performance. How did the fund perform?

The fund held up well during a volatile period and outperformed the overall high-yield bond market. For the six months ending May 31, 2008, the fund returned 1.63%, compared with 1.48% for its benchmark, the JPMorgan Developed High Yield Index, and 0.45% for its Lipper peer group, High Current Yield Funds.

What factors influenced the high-yield market during the period?

The high-yield market was volatile during the period due to concerns about the subprime mortgage market, the trajectory of the U.S. economy, and corporate business fundamentals. The default rate, which began the period at historically low levels, rose during the period, and investors expected it to continue climbing. At the beginning of the period, there was a large overhang of new issuance, but also a subdued demand from investors who had become extremely risk-averse. However,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

in April and May — in the aftermath of several moves by the Federal Reserve [the Fed], including the rescue of investment bank Bear Stearns — improving credit conditions helped the high-yield market rally, as did overall corporate earnings that met expectations.

Given this backdrop, what strategy did you pursue?

We were well positioned during this difficult period. We had taken down some of our lower-rated positions prior to the period and were overweight sectors that generally outperformed during this six-month time frame. Investing in floating-rate bank loans issued by high-yield companies was another method we used to temper the fund’s volatility. Unfortunately, this asset class also suffered from a large supply/demand imbalance during the first four months of the period — before rallying in April and May — and our overweight to the sector detracted from our performance relative to the benchmark.

What other moves did you make with the fund’s portfolio?

As high-yield bond prices remained volatile, we were able to uncover buying opportunities among some lower-quality pockets of the market. During the period, the fund benefited from strong security selection within the aerospace industry, as well as from overweights to the energy and metals/minerals industries. Underweighting the broadcasting, retail,

Top 10 holdings

This table shows the fund's top 10 holdings and the percentage of the fund's net assets that each represented as of 5/31/08. Holdings will vary over time.

Coupon (%) and
HOLDING (percentage of fund’s net assets)	maturity date	Sector/Industry

Ford Motor Credit Co., LLC (0.9%)	9 7/8%, 2011	Consumer cyclicals/Automotive
NRG Energy, Inc. (0.8%)	7 3/8%, 2016	Utilities & power/Power producers
General Motors Corp. (0.7%)	7 1/5%, 2011	Consumer cyclicals/Automotive
HCA, Inc. (0.7%)	9 1/4%, 2016	Health care/Health care
SunGard Data Systems, Inc. (0.7%)	9 1/8%, 2013	Technology/Computers
GMAC, LLC (0.7%)	4%, 2010	Financials/Financials
CCH II, LLC (0.7%)	10 1/4%, 2010	Consumer staples/Cable television
CCH I, LLC (0.6%)	11%, 2015	Consumer staples/Cable television
GMAC, LLC (0.6%)	8%, 2012	Financials/Financials
Intelsat Bermuda, Ltd. (Bermuda) (0.6%)	11 1/4%, 2016	Communication services/
Telecommunications

and services groups constrained results. Other sectors we overweighted included cable TV/wireless and consumer products. Chemicals, food/tobacco, and gaming/leisure were industries that we chose to underweight.

Let’s talk about some of the fund’s holdings. Which ones contributed to performance relative to the fund’s benchmark?

As mentioned, our stake in energy companies helped performance, including investments in natural gas companies El Paso, Williams, and Chesapeake Energy, all of which relatively profited from the rise in the price of natural gas. Energy companies are generally seen as being less sensitive to any economic downturn, which also helped these companies outperform. International Coal performed well, as the price of that commodity rose, and this holding was sold for a profit during the period. Our stake in defense and aerospace firm DRS Technology appreciated on the strength of its contracts with the U.S. Department of Defense, and the firm also benefited from a takeover bid received during the period. Relative to the index, the fund benefited further from underweighting three index components that performed poorly: automotive part manufacturer Delphi, which struggled because of ongoing concerns about the auto industry; casino company Harrah’s, which suffered from investor concerns

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

that an economic downturn would curtail consumers’ spending on gaming; and financing company Residential Capital, which was hurt by concerns about the company’s exposure to subprime mortgages.

Which securities detracted from performance?

Diversified media company Vertis underperformed when its proposed acquisition of a competitor, American Color Graphics, was called off. Restaurant company Buffets defaulted during the period in the aftermath of weak operating results. While the fund had a small stake in this company, we fortunately had cut back the position prior to the beginning of the fiscal period and prior to the default announcement, so the impact on the portfolio was less than it would have been. Underweighting mortgage company Countrywide Financial also negatively affected performance. Although this firm suffered badly from the subprime mortgage crisis, Countrywide’s bonds rose in price after Bank of America acquired it. Additionally, underweighting retailer Dollar General detracted as the company has outperformed many of its retail peers. Lastly, our stake in bank loans detracted from performance. Loans declined in price as demand for them dropped sharply at the same time a significant calendar of new bank-loan issuance was scheduled to come to market. We took advantage of these price declines to purchase additional bank loans at what we found to be compelling valuations.

I N  T H E  N E W S

For the first time since the 1930s, the U.S. Federal Reserve has extended financing to non-banks —specifically, primary dealers such as securities broker/dealers — as part of its ongoing attempt to foster the proper functioning of financial markets. The Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the financial markets. The PDCF will remain in operation as long as the Fed deems it necessary.

What’s your outlook for the coming months?

The backdrop for the high-yield market is still mixed. The fundamental outlook for the economy currently is, in our view, still negative, as we struggle with recession-like conditions, a weak financials sector, and commodity-price inflation led by surging oil prices. We believe that this environment likely will lead to deterioration in corporate business fundamentals. While the default rate remains low by historical measures, we believe it is expected to rise — something that has been at least partially factored into market prices. To that end, we find current market valuations to be fair. On the positive side, market factors of supply and demand have, in our view, improved significantly because we’ve worked through an unwieldy supply overhang that had weighed on the market. After years of relatively benign credit conditions, there is growing dispersion among quality tiers, sectors, and issuers. Given these conditions, understanding of downside valuations, free cash flow metrics, and available liquidity should continue to grow in relevance. We believe this kind of environment is one where our approach can prove significantly beneficial to our fellow shareholders.

Thanks for your time and insight today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.61%	7.41%	6.70%	6.70%	6.80%	6.80%	7.32%	7.16%	7.35%	7.78%

10 years	48.04	42.07	36.83	36.83	37.36	37.36	45.17	40.52	44.71	53.34
Annual average	4.00	3.57	3.19	3.19	3.23	3.23	3.80	3.46	3.76	4.37

5 years	52.51	46.47	46.93	44.93	46.99	46.99	50.59	45.65	50.98	54.64
Annual average	8.81	7.93	8.00	7.70	8.01	8.01	8.53	7.81	8.59	9.11

3 years	22.11	17.23	19.58	16.63	19.47	19.47	21.34	17.43	21.39	23.14
Annual average	6.89	5.44	6.14	5.26	6.11	6.11	6.66	5.50	6.67	7.18

1 year	–0.65	–4.67	–1.28	–5.89	–1.31	–2.23	–0.71	–3.86	–0.69	–0.27

6 months	1.63	–2.40	1.42	–3.46	1.46	0.48	1.70	–1.56	1.71	1.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 5/31/08

	JPMorgan	Lipper High
	Developed High	Current Yield Funds
	Yield Index	category average*

Annual average
(life of fund)	—†	6.90%

10 years	70.21%	47.62
Annual average	5.46	3.81

5 years	48.90	40.91
Annual average	8.29	6.99

3 years	20.00	16.52
Annual average	6.27	5.12

1 year	–1.17	–2.61

6 months	1.48	0.45

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 477, 460, 386, 334, 166, and 28 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.48%	7.28%	6.56%	6.56%	6.67%	6.67%	7.19%	7.03%	7.22%	7.64%

10 years	44.92	39.16	33.89	33.89	34.41	34.41	42.13	37.54	41.64	49.96
Annual average	3.78	3.36	2.96	2.96	3.00	3.00	3.58	3.24	3.54	4.14

5 years	45.02	39.16	39.61	37.61	39.68	39.68	43.22	38.62	43.60	46.69
Annual average	7.72	6.83	6.90	6.59	6.91	6.91	7.45	6.75	7.51	7.96

3 years	17.86	13.19	15.36	12.51	15.19	15.19	17.12	13.37	17.18	18.75
Annual average	5.63	4.22	4.88	4.01	4.83	4.83	5.41	4.27	5.43	5.90

1 year	–1.12	–5.07	–1.76	–6.35	–1.81	–2.72	–1.17	–4.38	–1.14	–0.89

6 months	–0.65	–4.63	–0.89	–5.68	–0.85	–1.81	–0.58	–3.80	–0.72	–0.54

Fund price and distribution information

For the six-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.242		$0.219	$0.221	$0.236		$0.237	$0.248

Capital gains	—		—	—	—		—	—

Total	$0.242		$0.219	$0.221	$0.236		$0.237	$0.248

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/07	$6.05	$6.30*	$5.96	$5.95	$6.05	$6.25	$6.05	$6.19

5/31/08	5.90	6.15	5.82	5.81	5.91	6.11	5.91	6.05

Current yield
(end of period)

Current
dividend rate[1]	7.12%	6.83%	6.39%	6.40%	6.90%	6.68%	6.90%	7.14%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	N/A	7.69	7.27	7.27	N/A	7.51	7.77	8.27

Current 30-day
SEC yield[3]
(without
expense
limitation)	N/A	7.69	7.26	7.27	N/A	7.51	7.77	8.27

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.49	$ 9.27	$ 9.27	$ 6.76	$ 6.76	$ 4.24

Ending value (after expenses)	$1,016.30	$1,014.20	$1,014.60	$1,017.00	$1,017.10	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.50	$ 9.27	$ 9.27	$ 6.76	$ 6.76	$ 4.24

Ending value (after expenses)	$1,019.55	$1,015.80	$1,015.80	$1,018.30	$1,018.30	$1,020.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses.

To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003
Putnam High Yield
Advantage Fund	48%	46%	33%	53%	79%

Lipper High Current Yield Funds
category average	83%	83%	73%	95%	98%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar ® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher and Robert Salvin are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 236,000	$ 86,000,000

Putnam employees	$2,560,000	$631,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Trust and Putnam Floating Rate Income Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Trust, and Putnam Floating Rate Income Fund.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 69th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	13th	19th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 445, 382, and 315 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the 1-year, 5-year, and 10-year periods ended June 30, 2008, were 24%, 9%, and 51%, respectively. Over the 1-year, 5-year, and 10-year periods ended June 30, 2008, the fund ranked 108th out of 460, 28th out of 339, and 85th out of 167 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/08 (Unaudited)

CORPORATE BONDS AND NOTES (82.0%)*

	Principal amount	Value

Advertising and Marketing Services (0.4%)
Lamar Media Corp. company guaranty 7 1/4s, 2013 (S)	$2,610,000	$2,570,850
Lamar Media Corp. sr. unsec. sub. notes Ser. C,
6 5/8s, 2015	565,000	532,513
		3,103,363

Automotive (4.3%)
Allison Transmission 144A company guaranty 11s, 2015	2,555,000	2,408,088
ArvinMeritor, Inc. sr. unsec. notes 8 1/8s, 2015	380,000	324,425
Dana Corp. 5.85s, 2015	2,135,000	117,425
Ford Motor Co. notes 7.45s, 2031	1,445,000	1,000,663
Ford Motor Credit Co., LLC notes 7 7/8s, 2010	3,200,000	3,032,246
Ford Motor Credit Co., LLC notes 7.8s, 2012	405,000	358,318
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	7,425,000	7,051,578
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010 (S)	1,970,000	1,921,745
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	1,345,000	1,309,961
General Motors Corp. sr. unsec. unsub. notes 7.2s, 2011	6,515,000	5,472,600
Lear Corp. company guaranty 8 1/2s, 2013	1,955,000	1,818,150
Meritor Automotive, Inc. notes 6.8s, 2009	1,637,000	1,614,491
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014 (S)	1,810,000	1,791,900
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	105,000	110,250
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	1,170,000	1,181,700
TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	1,845,000	1,725,075
UCI Holdco, Inc. sr. unsec. notes FRN 10.3s, 2013 ‡‡	1,167,175	1,035,868
		32,274,483

Basic Materials (7.3%)
AK Steel Corp. company guaranty 7 3/4s, 2012	2,525,000	2,569,188
Aleris International, Inc. company guaranty 10s, 2016	1,090,000	782,075
Aleris International, Inc. company guaranty 9s, 2014 ‡‡	1,905,000	1,557,338
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)	675,000	637,875
Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 6.926s, 2012	1,675,000	1,231,125
Century Aluminum Co. company guaranty 7 1/2s, 2014	1,810,000	1,800,950
Clondalkin Acquisition BV 144A company
guaranty sr. sec. notes FRN 4.8s, 2013 (Netherlands)	1,165,000	1,023,744
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	4,070,000	4,375,250
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	2,030,000	2,146,725
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 5.883s, 2015	715,000	715,004
Georgia-Pacific Corp. debs. 9 1/2s, 2011	1,900,000	1,995,000
Georgia-Pacific Corp. 144A company guaranty 7 1/8s, 2017	140,000	138,250

CORPORATE BONDS AND NOTES (82.0%)* continued

		Principal amount	Value

Basic Materials continued
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		$2,007,000	$2,102,333
Hercules, Inc. company guaranty 6 3/4s, 2029		1,630,000	1,556,650
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		1,225,000	1,347,500
Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014		1,650,000	1,765,500
Huntsman, LLC company guaranty 11 5/8s, 2010		3,000	3,188
International Paper Co. bonds 7.4s, 2014 ##		1,345,000	1,338,658
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		540,000	496,800
Metals USA, Inc. sec. notes 11 1/8s, 2015		1,855,000	1,938,475
Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		4,315,000	4,002,163
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		2,235,000	2,424,975
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		670,000	706,850
NewPage Corp. company guaranty 10s, 2012		1,210,000	1,288,650
NewPage Corp. sec. notes 10s, 2012		905,000	963,825
NewPage Holding Corp. sr. notes FRN 9.986s, 2013 ‡‡		566,186	554,155
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		1,670,000	1,444,550
Novelis, Inc. company guaranty 7 1/4s, 2015		2,860,000	2,688,400
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	1,130,000	1,676,752
Smurfit-Stone Container Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$1,240,000	1,069,500
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,900,000	2,834,750
Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		1,085,000	1,087,713
Steel Dynamics, Inc. 144A sr. notes 7 3/8s, 2012		310,000	312,325
Stone Container Corp. sr. notes 8 3/8s, 2012		1,555,000	1,446,150
Tube City IMS Corp. company guaranty 9 3/4s, 2015		1,530,000	1,461,150
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		38,000	39,520
Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		855,000	865,688
			54,388,744

Broadcasting (2.0%)
Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014		285,000	186,675
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		3,715,000	3,524,606
Echostar DBS Corp. company guaranty 7 1/8s, 2016		125,000	119,375
Echostar DBS Corp. company guaranty 7s, 2013		1,495,000	1,446,413
Echostar DBS Corp. company guaranty 6 5/8s, 2014		235,000	221,488
Echostar DBS Corp. sr. notes 6 3/8s, 2011		3,790,000	3,742,625
Ion Media Networks, Inc. 144A sr. sec. notes 8.963s, 2013		995,000	626,850
Ion Media Networks, Inc. 144A sr. sec. notes 5.963s, 2012		1,175,000	981,125
Sinclair Broadcast Group, Inc. company guaranty 8s, 2012		60,000	61,200

CORPORATE BONDS AND NOTES (82.0%)* continued

		Principal amount	Value

Broadcasting continued
Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013		$2,060,000	$1,766,450
Univision Communications, Inc. 144A company
guaranty unsec. notes 9 3/4s, 2015 ‡‡		1,460,000	1,102,300
Young Broadcasting, Inc. company guaranty 10s, 2011		1,142,000	765,140
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		395,000	229,100
			14,773,347

Building Materials (0.8%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		1,550,000	1,542,250
NTK Holdings, Inc. sr. disc. notes zero%, 2014		1,765,000	875,881
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013		715,000	716,788
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014		3,495,000	2,446,500
THL Buildco, Inc. (Nortek Holdings, Inc.) 144A
sr. sec. notes 10s, 2013 (S)		345,000	342,844
			5,924,263

Cable Television (2.5%)
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014		710,000	660,300
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012		655,000	636,988
CCH I Holdings, LLC company guaranty 12 1/8s, 2015		25,000	16,250
CCH I, LLC sec. notes 11s, 2015		5,684,000	4,831,400
CCH II, LLC sr. unsec. notes 10 1/4s, 2010		1,160,000	1,154,200
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010		4,920,000	4,889,250
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		3,015,000	2,924,550
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		420,000	420,000
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/2s, 2013		830,000	792,650
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		930,000	911,400
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		1,730,000	1,773,250
			19,010,238

Capital Goods (7.0%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,200,000	2,172,500
Allied Waste North America, Inc. sec. notes 6 1/2s,
2010		955,000	963,356
Baldor Electric Co. company guaranty 8 5/8s, 2017		520,000	533,000
BBC Holding Corp. sr. notes 8 7/8s, 2014		1,450,000	1,326,750
Berry Plastics Corp. 144A sr. sec. notes FRN 7.568s, 2015		1,430,000	1,387,100
Blount, Inc. sr. sub. notes 8 7/8s, 2012		2,160,000	2,192,400
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)		1,525,000	1,601,250
Bombardier, Inc. 144A sr. unsec. notes FRN 7.631s,
2013 (Canada)	EUR	1,195,000	1,877,848
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$1,105,000	1,138,150

CORPORATE BONDS AND NOTES (82.0%)* continued

		Principal amount	Value

Capital Goods continued
General Cable Corp. company guaranty sr. unsec.
notes FRN 5.073s, 2015		$1,900,000	$1,700,500
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		1,475,000	1,419,688
Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		1,720,000	1,763,000
Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 7/8s, 2015 ‡‡		1,070,000	1,091,400
Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 1/2s, 2015		310,000	318,525
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		2,855,000	2,847,863
L-3 Communications Corp. company guaranty
6 1/8s, 2013		1,585,000	1,537,450
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		2,985,000	2,876,794
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		575,000	544,813
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,605,000	3,814,386
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		1,185,000	1,143,525
Moog, Inc. 144A sr. sub. notes 7 1/4s, 2018		770,000	777,700
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	995,000	1,491,135
RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014		$3,100,000	3,107,750
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		2,230,000	2,163,100
TD Funding Corp. company guaranty 7 3/4s, 2014		2,510,000	2,566,475
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		2,525,000	2,550,250
Terex Corp. company guaranty 7 3/8s, 2014		3,285,000	3,317,850
Titan International, Inc. company guaranty 8s, 2012		3,280,000	3,304,600
WCA Waste Corp. company guaranty 9 1/4s, 2014		1,230,000	1,242,300
			52,771,458

Coal (1.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		4,165,000	4,112,938
Massey Energy Co. sr. notes 6 5/8s, 2010		3,330,000	3,321,675
Peabody Energy Corp. company guaranty 7 3/8s, 2016		4,020,000	4,110,450
			11,545,063

Communication Services (6.7%)
American Tower Corp. sr. notes 7 1/2s, 2012		1,020,000	1,037,850
American Tower Corp. 144A sr. notes 7s, 2017		705,000	703,238
BCM Ireland Finance Ltd. 144A FRN 9.506s, 2016
(Cayman Islands)	EUR	630,000	916,208
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$845,000	878,800
Centennial Communications Corp. sr. notes 10s, 2013		885,000	885,000
Centennial Communications Corp. sr. unsec. notes FRN
8.448s, 2013		420,000	400,050
Cincinnati Bell, Inc. company guaranty 7s, 2015		1,005,000	969,825
Citizens Communications Co. notes 9 1/4s, 2011		1,660,000	1,740,925

CORPORATE BONDS AND NOTES (82.0%)* continued

		Principal amount	Value

Communication Services continued
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		$2,945,000	$2,841,925
Cricket Communications, Inc. 144A company
guaranty 9 7/8s, 2014		245,000	236,425
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)		1,100,000	1,009,250
Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s,
2012 (Jamaica)		1,375,000	1,412,813
Hawaiian Telcom Communications, Inc. company
guaranty Ser. B, 9 3/4s, 2013		10,000	3,900
Inmarsat Finance PLC company guaranty stepped-coupon
zero% (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		3,001,000	3,001,000
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		4,565,000	4,684,831
Intelsat Intermediate Holding Co., Ltd. company
guaranty stepped-coupon zero% (9 1/4s, 2/1/10),
2015 (Bermuda) ††		690,000	583,050
iPCS, Inc. company guaranty sr. sec. notes FRN
4.998s, 2013		680,000	584,800
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,520,000	2,356,200
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		1,070,000	944,275
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		3,445,000	3,311,506
Nordic Telephone Co. Holdings 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		455,000	448,175
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		695,000	653,300
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		2,650,000	2,597,000
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		3,555,000	3,723,863
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,135,000	1,047,038
Rural Cellular Corp. sr. unsec. notes 9 7/8s, 2010		665,000	681,625
Rural Cellular Corp. sr. unsec. sub. FRN 8.623s, 2012		545,000	554,538
Rural Cellular Corp. sr. unsec. sub. notes FRN
6.076s, 2013		935,000	944,350
Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013		1,330,000	1,276,800
Time Warner Telecom, Inc. company guaranty 9 1/4s,
2014		930,000	962,550
West Corp. company guaranty 11s, 2016		520,000	460,200
West Corp. company guaranty 9 1/2s, 2014		1,710,000	1,598,850
Wind Acquisition Fin. SA notes 9 3/4s, 2015
(Netherlands)	EUR	860,000	1,414,559
Windstream Corp. company guaranty 8 5/8s, 2016		$3,475,000	3,592,281
Windstream Corp. company guaranty 8 1/8s, 2013		1,530,000	1,564,425
			50,021,425

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Consumer (0.6%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	$2,625,000	$2,621,719
Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015 (S)	2,680,000	2,187,550
		4,809,269

Consumer Goods (1.6%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	1,805,000	1,777,925
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	1,945,000	1,847,750
Jarden Corp. company guaranty 7 1/2s, 2017 (S)	3,185,000	2,842,613
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	2,533,000	2,533,000
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	2,490,000	1,693,200
Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes stepped-coupon 11s (12s, 10/2/08), 2013 †† ‡‡	1,370,000	1,219,300
		11,913,788

Consumer Services (0.2%)
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	1,420,000	1,309,950

Energy (3.1%)
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014
(Canada)	3,185,000	3,224,813
Complete Production Services, Inc. company
guaranty 8s, 2016	2,875,000	2,910,938
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	285,000	283,575
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016 (S)	3,040,000	3,161,600
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014 (S)	955,000	919,188
Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	3,720,000	3,589,800
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	1,405,000	1,450,663
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	1,455,000	1,404,075
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	1,333,042	1,391,293
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	1,350,000	1,357,317
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	1,250,000	1,271,875
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	3,095,000	2,561,113
		23,526,250

Entertainment (1.2%)
AMC Entertainment, Inc. company guaranty 11s, 2016	1,061,000	1,076,915
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	1,475,000	1,264,813
Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	965,000	868,500
Cinemark, Inc. sr. disc. notes stepped-coupon zero%
(9 3/4s, 3/15/09), 2014 ††	1,425,000	1,353,750
Hertz Corp. company guaranty 8 7/8s, 2014 (S)	1,940,000	1,930,300
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	1,840,000	1,481,200

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Entertainment continued
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	$245,000	$243,163
Universal City Florida Holding Co. sr. unsec.
notes FRN 7.623s, 2010	1,110,000	1,090,575
		9,309,216

Financial (3.0%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	2,455,000	2,258,600
GMAC, LLC sr. unsec. unsub. notes FRN 5.276s, 2014	255,000	181,453
GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010 (S)	5,565,000	5,222,830
GMAC, LLC sr. unsec. unsub. notes 7s, 2012	605,000	489,796
GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012 (S)	5,980,000	4,816,824
GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	4,524,000	3,502,571
GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012	1,600,000	1,265,227
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	555,000	410,700
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	320,000	278,400
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	510,000	522,113
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,460,000	1,401,600
Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058	815,000	801,191
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	1,195,000	1,123,300
Rouse Co LP/TRC Co-Issuer Inc. 144A
sr. notes 6 3/4s, 2013 (R)	180,000	161,192
USI Holdings Corp. 144A sr. unsec. notes FRN 6.551s, 2014	330,000	265,650
		22,701,447

Food (0.9%)
Archibald Candy Corp. company guaranty 10s,
2008 (In default) (F) †	424,297	6,233
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	2,060,000	1,823,100
Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	290,000	268,250
Dean Foods Co. company guaranty 7s, 2016	1,385,000	1,291,513
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	2,625,000	2,690,625
Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	160,000	147,200
Pinnacle Foods Finance LLC sr. sub. notes 10 5/8s, 2017	885,000	761,100
		6,988,021

Gaming & Lottery (3.0%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	2,110,000	1,651,075
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,020,000	852,975
Isle of Capri Casinos, Inc. company guaranty 7s, 2014	25,000	19,063
Mashantucket Western Pequot Tribe 144A bonds
8 1/2s, 2015	1,995,000	1,845,375
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,670,000	1,705,488
MGM Mirage, Inc. company guaranty 6s, 2009	3,440,000	3,418,500

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Gaming & Lottery continued
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	$2,037,000	$2,052,278
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	1,890,000	1,559,250
Station Casinos, Inc. sr. notes 6s, 2012	2,740,000	2,301,600
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s,
2014 (In default) †	1,320,000	739,200
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	5,110,000	3,462,025
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	2,620,000	2,528,300
		22,135,129

Health Care (7.6%)
Accellent, Inc. company guaranty 10 1/2s, 2013	1,810,000	1,651,625
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	4,275,000	4,408,594
DaVita, Inc. company guaranty 6 5/8s, 2013	1,820,000	1,769,950
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	2,975,000	2,900,625
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	2,730,000	2,880,150
HCA, Inc. sr. sec. notes 9 1/4s, 2016	5,145,000	5,434,406
HCA, Inc. sr. sec. notes 9 1/8s, 2014	2,120,000	2,215,400
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	930,000	932,325
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	2,585,000	2,378,200
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	660,000	678,150
Omnicare, Inc. company guaranty 6 3/4s, 2013	185,000	173,438
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	514,000	475,450
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	2,030,000	2,080,750
Select Medical Corp. company guaranty 7 5/8s, 2015	2,345,000	2,087,050
Service Corporation International debs. 7 7/8s, 2013	1,185,000	1,179,075
Service Corporation International sr. notes 7s, 2017	740,000	717,800
Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	3,275,000	3,119,438
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	3,010,000	2,889,600
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	1,325,000	1,338,250
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,540,000	1,108,800
Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	625,000	506,250
Tenet Healthcare Corp. notes 7 3/8s, 2013	2,560,000	2,387,200
Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	3,070,000	2,908,825
US Oncology, Inc. company guaranty 9s, 2012	2,800,000	2,831,500
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	3,111,000	3,196,553
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)	2,230,000	2,363,800

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Health Care continued
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	$865,000	$869,325
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	690,000	684,825
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	850,000	828,750
		56,996,104

Homebuilding (1.3%)
D.R. Horton, Inc. company guaranty 8s, 2009	140,000	140,000
D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	490,000	481,425
K. Hovnanian Enterprises, Inc. company
guaranty sr. sec. notes 11 1/2s, 2013	695,000	722,800
Meritage Homes Corp. company guaranty 6 1/4s, 2015	1,725,000	1,414,500
Meritage Homes Corp. sr. notes 7s, 2014	245,000	207,638
Pulte Homes, Inc. notes 4 7/8s, 2009	2,315,000	2,315,000
Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014 (R)	4,515,000	3,386,250
Standard Pacific Corp. sr. unsec. notes 6 1/2s, 2008	1,475,000	1,456,563
		10,124,176

Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	945,000	833,963

Lodging/Tourism (0.8%)
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)	955,000	971,713
Host Marriott LP company guaranty Ser. Q, 6 3/4s,
2016 (R)	450,000	436,500
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	3,410,000	3,405,738
Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 5.3s, 2014	1,100,000	935,000
		5,748,951

Media (2.2%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015 (S)	930,000	945,113
Affinion Group, Inc. company guaranty 10 1/8s, 2013	2,685,000	2,745,413
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,765,000	1,628,213
Idearc, Inc. company guaranty 8s, 2016	4,145,000	2,963,675
Liberty Media, LLC sr. notes 5.7s, 2013	680,000	622,191
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	845,000	858,985
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	15,000	15,469
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero% (12 1/2s, 8/1/11), 2016 ††	3,235,000	2,345,375
Nielsen Finance LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 10s, 2014	1,685,000	1,737,623
R.H. Donnelley Corp. sr. disc. notes Ser. A-1,
6 7/8s, 2013	205,000	137,350
R.H. Donnelley Corp. sr. disc. notes Ser. A-2,
6 7/8s, 2013	1,545,000	1,035,150

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Media continued
R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	$620,000	$415,400
R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	1,045,000	700,150
		16,150,107

Oil & Gas (7.4%)
Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	444,000	392,940
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	2,310,000	2,050,125
Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	207,350
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	4,020,000	4,090,350
Chesapeake Energy Corp. sr. notes 7s, 2014	1,125,000	1,120,781
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	3,650,000	3,572,438
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	2,015,000	1,979,738
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	2,360,000	2,489,800
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	1,730,000	1,751,625
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	880,000	849,200
Encore Acquisition Co. sr. sub. notes 6s, 2015	2,295,000	2,180,250
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	2,180,000	2,139,125
Forest Oil Corp. sr. notes 8s, 2011	3,105,000	3,248,606
Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	2,350,000	2,226,625
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 9s, 2016	770,000	798,875
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	455,000	444,763
Newfield Exploration Co. sr. sub. notes 7 1/8s, 2018 (S)	860,000	849,250
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	286,500
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	2,530,000	2,454,100
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	3,630,000	3,775,200
Petroleum Development Corp. 144A sr. unsec.
notes 12s, 2018	1,000,000	1,060,000
Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	1,920,000	1,761,600
Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	365,000	367,738
Plains Exploration & Production Co. company
guaranty 7s, 2017 (S)	3,065,000	2,950,063
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,555,000	1,516,125
Range Resources Corp. company
guaranty sr. sub. notes 7 1/4s, 2018	810,000	824,175
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	1,870,000	1,708,713
SandRidge Energy, Inc. sr. notes 8s, 2018	230,000	232,875
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN 6.323s, 2014	675,000	651,654
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. notes 8 5/8s, 2015 ‡‡	1,885,000	1,936,838

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Oil & Gas continued
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	$3,135,000	$3,017,438
Whiting Petroleum Corp. company guaranty 7s, 2014	2,530,000	2,511,025
		55,445,885

Publishing (1.2%)
American Media, Inc. company guaranty 8 7/8s, 2011	305,000	253,150
American Media, Inc. company guaranty Ser. B,
10 1/4s, 2009	2,120,000	1,802,000
American Media, Inc. company guaranty sr. unsec.
sub. notes 8 7/8s, 2011	11,090	9,537
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes 10 1/4s, 2009	77,083	65,521
CanWest Media, Inc. company guaranty 8s, 2012
(Canada)	1,356,600	1,244,681
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	795,000	689,663
Dex Media, Inc. disc. notes stepped-coupon zero%
(9s, 11/15/08), 2013 ††	935,000	724,625
Dex Media, Inc. notes 8s, 2013	310,000	246,450
Quebecor Media, Inc. sr. unsec. notes Ser. *,
7 3/4s, 2016 (Canada) (S)	410,000	401,800
Reader’s Digest Association, Inc. (The) 144A
sr. sub. notes 9s, 2017	1,980,000	1,519,650
Vertis, Inc. company guaranty 9 3/4s, 2009	500,000	480,000
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	2,575,000	1,171,625
Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009	880,000	106,700
		8,715,402

Restaurants (0.1%)
Buffets, Inc. company guaranty 12 1/2s,
2014 (In default) †	660,000	13,200
OSI Restaurant Partners, Inc. 144A sr. notes 10s, 2015	720,000	511,200
		524,400

Retail (2.1%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	1,925,000	1,746,938
Autonation, Inc. company guaranty 7s, 2014	380,000	359,575
Autonation, Inc. company guaranty sr. unsec.
notes FRN 4.713s, 2013	980,000	866,075
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	1,355,000	975,600
Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s, 2015	55,000	32,106
Harry & David Holdings, Inc. company guaranty 9s, 2013	1,355,000	1,192,400
Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN 8.076s, 2012	385,000	334,950
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	2,095,000	1,801,700
Michaels Stores, Inc. company guaranty 10s, 2014	890,000	823,250
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	2,760,000	2,822,100

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Retail continued
Rite Aid Corp. company guaranty 9 1/2s, 2017	$125,000	$97,500
Rite Aid Corp. company guaranty 9 3/8s, 2015	2,095,000	1,634,100
Rite Aid Corp. company guaranty 7 1/2s, 2015	1,325,000	1,258,750
Rite Aid Corp. sec. notes 8 1/8s, 2010 (S)	270,000	269,325
Rite Aid Corp. sec. notes 7 1/2s, 2017	180,000	164,025
United Auto Group, Inc. company guaranty 7 3/4s, 2016	1,690,000	1,571,700
		15,950,094

Technology (5.6%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	985,000	751,063
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	1,498,000	1,295,770
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	1,955,000	1,876,800
Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	390,000	419,738
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	395,000	424,625
Avago Technologies Finance company guaranty FRN
8.576s, 2013 (Singapore)	7,000	6,991
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	425,000	426,594
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	705,000	694,425
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	1,605,000	1,516,725
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	570,000	532,950
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	4,380,000	3,876,300
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 9 1/8s, 2014 ‡‡	1,970,000	1,689,275
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016 (S)	1,970,000	1,659,725
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	670,000	713,550
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	2,310,000	2,341,763
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	175,000	175,000
Lucent Technologies, Inc. notes 5 1/2s, 2008	520,000	518,700
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	1,225,000	938,656
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	1,235,000	765,700
Nortel Networks, Ltd. 144A company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	760,000	750,500
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	575,000	567,813
Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 6.963s, 2011 (Canada)	2,415,000	2,270,100
NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 5.463s, 2013 (Netherlands) (S)	1,660,000	1,518,900
NXP BV/NXP Funding, LLC sec. notes 7 7/8s, 2014
(Netherlands)	2,317,000	2,247,490
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	1,140,000	940,500
Sanmina Corp. company guaranty sr. unsec. sub
notes 6 3/4s, 2013	290,000	267,525
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	1,880,000	1,767,200

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Technology continued
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	$1,065,000	$1,015,133
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	1,646,000	1,711,840
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	5,128,000	5,281,840
Travelport LLC company guaranty 11 7/8s, 2016	495,000	454,163
Travelport LLC company guaranty 9 7/8s, 2014	1,605,000	1,544,813
Unisys Corp. sr. unsec. unsub. notes 8s, 2012	1,395,000	1,255,500
		42,217,667

Textiles (1.2%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 8.204s, 2014	2,630,000	2,445,900
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	1,490,000	1,508,625
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	3,405,000	3,566,738
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	1,740,000	1,687,800
		9,209,063

Tire & Rubber (0.1%)
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	605,000	648,863

Utilities & Power (6.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	670,000	672,513
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,904,000	1,956,360
AES Corp. (The) 144A sr. notes 8s, 2020	520,000	510,900
Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012	1,335,000	1,408,425
CMS Energy Corp. sr. notes 8 1/2s, 2011	490,000	517,746
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,190,000	1,240,222
Colorado Interstate Gas Co. debs. 6.85s, 2037	1,430,000	1,353,288
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	129,000	127,594
Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	555,000	557,775
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	2,180,000	2,212,700
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	755,000	773,875
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	885,000	902,700
Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,920,000	1,872,000
Edison Mission Energy sr. unsec. notes 7s, 2017	1,015,000	992,163
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	705,000	709,406
El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	848,136
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	2,495,000	2,382,725
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	230,000	230,000
Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,440,000	1,497,600
Mirant North America, LLC company guaranty 7 3/8s, 2013	2,960,000	2,982,200
NRG Energy, Inc. company guaranty 7 3/8s, 2017	935,000	916,300
NRG Energy, Inc. sr. notes 7 3/8s, 2016	6,535,000	6,371,625
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	1,445,000	1,585,888
PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	1,875,000	1,940,625
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	485,000	494,883

CORPORATE BONDS AND NOTES (82.0%)* continued

	Principal amount	Value

Utilities & Power continued
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	$1,940,000	$2,029,432
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7.2s, 2011	680,000	712,305
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2012	1,165,000	1,213,057
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	140,000	140,393
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	610,000	648,420
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	305,000	295,433
Transcontinental Gas Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026	1,055,000	1,076,100
Utilicorp United, Inc. sr. unsec. notes 9.95s, 2011	68,000	69,948
Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,225,000	1,304,625
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	2,600,000	2,791,750
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	700,000	717,500
Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes 7 1/4s, 2017	705,000	720,863
		46,777,475

Total corporate bonds and notes (cost $647,985,451)		$615,847,604

SENIOR LOANS (9.8%)* (c)

	Principal amount	Value

Automotive (0.3%)
Allison Transmission bank term loan FRN Ser. B,
5.532s, 2014	$1,493,750	$1,367,948
Dana Corp. bank term loan FRN 6 3/4s, 2015	1,222,688	1,154,294
		2,522,242

Basic Materials (0.9%)
Domtar Corp. bank term loan FRN 3.779s, 2014 (Canada)	1,830,243	1,746,358
Georgia-Pacific, LLC bank term loan FRN Ser. B,
4.685s, 2013	2,486,102	2,350,403
Graphic Packaging Corp. bank term loan FRN Ser. C,
5.533s, 2014	395,000	380,780
Huntsman International, LLC bank term loan FRN
Ser. B, 4.133s, 2012	1,171,524	1,133,450
Ineos Holdings, Ltd. bank term loan FRN Ser. B2,
4.885s, 2014 (United Kingdom)	217,778	199,267
Ineos Holdings, Ltd. bank term loan FRN Ser. C2,
5.385s, 2015 (United Kingdom)	217,778	199,267
NewPage Holding Corp. bank term loan FRN 6.313s, 2014	473,813	471,976
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 4.399s, 2012	439,103	419,480
		6,900,981

SENIOR LOANS (9.8%)* (c) continued

	Principal amount	Value

Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN
Ser. B, 5.118s, 2014	$1,850,000	$1,558,856
Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.235s, 2012	79,027	70,729
		1,629,585

Cable Television (0.1%)
Cablevision Systems Corp. bank term loan FRN 4.34s,
2013	1,083,620	1,027,961

Capital Goods (0.6%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 4.73s, 2014	27,013	25,287
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 4.696s, 2014	463,551	433,927
Sensata Technologies BV bank term loan FRN 4.662s,
2013 (Netherlands)	1,306,675	1,201,596
Sequa Corp. bank term loan FRN 5.873s, 2014	847,875	806,011
Transdigm, Inc. bank term loan FRN 4.655s, 2013	225,000	217,500
Wesco Aircraft Hardware Corp. bank term loan FRN
8.45s, 2014	1,275,000	1,243,125
Wesco Aircraft Hardware Corp. bank term loan FRN
4.95s, 2013	389,000	380,734
		4,308,180

Communication Services (0.4%)
Alltel Communications, Inc. bank term loan FRN
Ser. B2, 5.648s, 2015	1,510,000	1,399,685
Alltel Communications, Inc. bank term loan FRN
Ser. B3, 5.248s, 2015	1,255,000	1,163,315
Cricket Communications, Inc. bank term loan FRN
Ser. B, 5.696s, 2013	31,919	31,303
		2,594,303

Consumer Cyclicals (1.4%)
CCM Merger, Inc. bank term loan FRN Ser. B, 4.691s, 2012	656,625	617,228
GateHouse Media, Inc. bank term loan FRN Ser. B,
4.65s, 2014	822,935	573,997
GateHouse Media, Inc. bank term loan FRN Ser. DD,
4.714s, 2014	307,065	214,178
Golden Nugget, Inc. bank term loan FRN Ser. B,
4.427s, 2014	238,636	217,756
Golden Nugget, Inc. bank term loan FRN Ser. DD,
1 3/4s, 2014 (U)	136,364	124,432
Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 7 1/2s, 2011	1,090,000	1,077,738
Landsource Communities/NWHL Investment bank term
loan FRN 6 3/4s, 2013	1,444,101	1,020,155
Lear Corp bank term loan FRN 5.295s, 2013	2,163,328	2,048,851

SENIOR LOANS (9.8%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Standard-Pacific Corp. bank term loan FRN Ser. B,
4.469s, 2013	$815,000	$652,000
Tribune Co. bank term loan FRN Ser. B, 5.542s, 2014	3,542,013	2,618,139
United Components, Inc. bank term loan FRN Ser. D,
4.755s, 2012	194,222	185,482
Visteon Corp. bank term loan FRN Ser. B, 7.2s, 2013	1,560,000	1,337,266
		10,687,222

Consumer Staples (0.9%)
Charter Communications Operating, LLC bank term loan
FRN 8 1/2s, 2014	280,000	278,031
Charter Communications, Inc. bank term loan FRN
4.9s, 2014	290,182	257,702
Citadel Communications bank term loan FRN Ser. B,
4.175s, 2014	760,000	656,133
Mediacom Communications Corp. bank term loan FRN
Ser. C, 4.235s, 2015	1,366,537	1,242,978
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 5.473s, 2014	355,559	332,892
Rental Service Corp. bank term loan FRN 6.23s, 2013	2,010,000	1,745,349
Rite-Aid Corp. bank term loan FRN Ser. B, 4.227s, 2014	120,000	112,860
Six Flags Theme Parks bank term loan FRN 4.809s, 2015	2,519,113	2,256,404
		6,882,349

Energy (—%)
Enterprise GP Holdings, LP bank term loan FRN
4.923s, 2014	280,000	274,050
Western Refining, Inc. bank term loan FRN Ser. B,
4.649s, 2014	60,000	53,100
		327,150

Financial (0.4%)
General Growth Properties, Inc. bank term loan FRN
Ser. A, 3.95s, 2010 (R)	125,000	113,359
Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.386s, 2014	460,000	430,330
Residential Capital, LLC bank term loan FRN 4.06s, 2008	2,895,000	2,743,013
		3,286,702

Gaming & Lottery (0.1%)
Isle of Capri Casinos, Inc. bank term loan FRN
4.446s, 2014	615,610	554,049
Isle of Capri Casinos, Inc. bank term loan FRN
Ser. A, 4.446s, 2014	192,785	173,507
Isle of Capri Casinos, Inc. bank term loan FRN
Ser. B, 4.446s, 2014	246,244	221,620
		949,176

SENIOR LOANS (9.8%)* (c) continued

	Principal amount	Value

Health Care (1.6%)
Bausch & Lomb, Inc. bank term loan FRN Ser. B,
5.946s, 2015	$1,479,259	$1,449,057
Bausch & Lomb, Inc. bank term loan FRN Ser. DD,
5.946s, 2015 (U)	370,741	363,172
Biomet, Inc. bank term loan FRN Ser. B, 5.696s, 2015	1,055,000	1,024,375
Community Health Systems, Inc. bank term loan FRN
Ser. B, 4.835s, 2014	1,591,051	1,499,871
Community Health Systems, Inc. bank term loan FRN
Ser. DD, 1/2s, 2014 (U)	83,236	78,466
Fenwal Controls of Japan, LTD. bank term loan FRN
4.899s, 2014 (Japan)	2,162,010	1,867,436
Fenwal Controls of Japan, LTD. bank term loan FRN
Ser. DD, 0 1/2s, 2014 (Japan) (U)	339,178	292,965
Health Management Associates, Inc. bank term loan
FRN 4.446s, 2014	1,793,005	1,662,691
Healthsouth Corp. bank term loan FRN Ser. B, 5.09s,
2013	976,218	926,645
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 8.163s, 2014	2,263,592	1,997,620
Mylan, Inc. bank term loan FRN Ser. B, 5.847s, 2014	708,225	695,654
		11,857,952

Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 5.32s, 2013 (‘R)	254,742	216,530
Realogy Corp. bank term loan FRN Ser. B, 5.59s, 2013 (‘R)	946,183	804,256
		1,020,786

Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B, 4.687s, 2014	1,071,859	890,447

Oil & Gas (0.1%)
Targa Resources, Inc. bank term loan FRN 4.651s, 2012	278,652	272,034
Targa Resources, Inc. bank term loan FRN 2.571s, 2012	156,348	152,635
		424,669

Retail (0.2%)
Claire’s Stores, Inc. bank term loan FRN 5.413s, 2014	777,492	618,349
Michaels Stores, Inc. bank term loan FRN Ser. B,
5.042s, 2013	782,060	679,610
		1,297,959

Technology (0.5%)
Compucom Systems, Inc. bank term loan FRN 5.89s, 2014	970,125	863,411
First Data Corp. bank term loan FRN Ser. B1, 5.168s, 2014	1,220,375	1,131,205
First Data Corp. bank term loan FRN Ser. B3, 5.355s, 2014	920,375	853,763
Flextronics International, Ltd. bank term loan FRN
Ser. B, 4.963s, 2014 (Singapore)	227,651	210,766
Flextronics International, Ltd. bank term loan FRN
Ser. B, 4.947s, 2014 (Singapore)	792,224	733,467
		3,792,612

SENIOR LOANS (9.8%)* (c) continued

	Principal amount	Value

Tire & Rubber (0.4%)
Goodyear Tire & Rubber Co. (The) bank term loan FRN
4.54s, 2010	$2,960,000	$2,765,380

Transportation (0.5%)
Navistar Financial Corp. bank term loan FRN 5.754s, 2012	940,000	882,817
Navistar International Corp. bank term loan FRN
6.234s, 2012	2,585,000	2,427,747
UAL Corp. bank term loan FRN Ser. B, 4.809s, 2014	67,694	51,719
		3,362,283

Utilities & Power (1.0%)
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.256s, 2014	4,482,600	4,218,230
Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 6.262s, 2014	3,293,450	3,095,020
		7,313,250

Total senior loans (cost $78,282,336)		$73,841,189

CONVERTIBLE BONDS AND NOTES (1.7%)*

	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$822,000	$567,180
Chiquita Brands International cv. sr. unsec.
notes 4 1/4s, 2016	665,000	850,369
Countrywide Financial Corp. cv. unsec. sr. FRN
company guaranty 0.758s, 2037	875,000	818,125
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	1,420,000	1,920,550
General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027	1,425,000	1,168,500
Jazz Technologies, Inc. cv. company guaranty 8s, 2011	20,000	13,800
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	995,000	861,919
NII Holdings, Inc. cv. unsec. notes 3 1/8s, 2012	175,000	151,156
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	1,298,000	1,121,148
Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	2,155,000	1,500,419
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	1,210,000	1,111,688
Transocean, Inc. cv. sr. unsec. notes Ser. C,
1 1/2s, 2037	1,070,000	1,210,438
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	1,310,000	1,360,763

Total convertible bonds and notes (cost $12,112,926)		$12,656,055

ASSET-BACKED SECURITIES (0.4%)*

	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)	$3,901,050	$1,162,474
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)	6,684,836	1,792,358

Total asset-backed securities (cost $2,964,912)		$2,954,832

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031	$1,581,791	$1,282,927
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	1,025,000	741,844
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	1,000,000	350,000
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	365,000	109,500
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	165,000	66,000

Total collateralized mortgage obligations (cost $3,123,108)		$2,550,271

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*

	Principal amount	Value

Argentina (Republic of ) bonds FRB zero%, 2013	$2,000,000	$978,000
Argentina (Republic of ) sr. unsec. unsub. bonds FRB
3.092s, 2012	165,625	142,467

Total foreign government bonds and notes (cost $1,176,352)		$1,120,467

SHORT-TERM INVESTMENTS (5.5%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.20% to 2.91%
and due dates ranging from June 2, 2008 to July 25,
2008 (d)	$14,797,631	$14,775,935
Putnam Prime Money Market Fund (e)	26,734,232	26,734,232

Total short-term investments (cost $41,510,167)		$41,510,167

TOTAL INVESTMENTS

Total investments (cost $787,155,252)		$750,480,585

Key to holding’s currency abbreviations

EUR            Euro

* Percentages indicated are based on net assets of $750,661,941.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## Forward commitments, in part or in entirety (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at May 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at May 31, 2008.

(U) These securities, in part or in entirety, represents unfunded loan commitments (Note 7).

At May 31, 2008, liquid assets totaling $17,536,814 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at May 31, 2008.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows: Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$26,734,232	$—

Level 2	720,785,288	2,572,203

Level 3	2,961,065	—

Total	$750,480,585	$2,572,203

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of May 31, 2008:

	Investment in securities	Other financial instruments

Balance as of November 30, 2007	$3,366,136	$—

Accrued discounts/premiums	—	—

Realized gain / loss	—	—

Change in net unrealized appreciation (depreciation)	(405,071)	—

Net purchases / sales	—	—

Net transfers in and/or out of Level 3	—	—

Balance as of May 31, 2008	$2,961,065	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Canadian Dollar	$605,936	$594,258	7/16/08	$11,678

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$7,716,216	$7,555,088	6/18/08	$(161,128)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/08 (Unaudited)

		Payments	Payments
Swap counterparty /	Termination	made by	received by	Unrealized
Notional amount	date	fund per annum	fund per annum	appreciation

Lehman Brothers Special Financing, Inc.
$141,110,000	9/14/09	3 month USD-LIBOR-
		BBA	4.715%	$3,316,183

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$440,000	12/20/08	550 bp	$(24,401)

Nalco, Co.
7.75%,11/15/11	—	400,000	9/20/12	350 bp	8,503

Visteon Corp.,
7%, 3/10/14	(129,330)	675,000	6/20/13	(500 bp)	26,368

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	255,000	6/20/12	230 bp	(40,131)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	440,000	12/20/08	725 bp	(18,814)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)
Citibank, N.A. continued

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		$440,000		12/20/08	800 bp	$ (16,424)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		440,000		12/20/08	825 bp	(15,625)

Amkor Technologies,
Inc., 7 3/4%, 5/15/13	—		915,000		6/20/13	450 bp	(20,917)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	1,105,000			9/20/12	495 bp	(79,883)

Lear Corp., term loan	—		370,000		6/20/13	(225 bp)	9,578

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		320,000		6/20/13	585 bp	(4,736)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		255,000		3/20/09	275 bp	1,042

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	153,000		3/20/13	(495 bp)	(9,902)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—		$495,000		6/20/09	165 bp	(25,569)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		720,000		6/20/17	297 bp	(59,509)

Echostar DBS Corp.,
6 5/8%, 10/1/14	—	1,495,000			6/20/13	(225 bp)	17,940

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—		790,000		3/20/09	600 bp	6,120

Deutsche Bank AG
Nalco, Co. 7.75%,
11/15/11	—		370,000		12/20/12	363 bp	8,558

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,485,000		(F)	(a)	2.461%	(274,947)

General Motors Corp.,
7 1/8%, 7/15/13	—		365,000		9/20/08	620 bp	4,687

General Motors Corp.,
7 1/8%, 7/15/13	—	1,725,000			9/20/08	620 bp	22,153

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	340,000		12/20/10	(340 bp)	(7,552)

JPMorgan Chase Bank, N.A.
Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		$255,000		6/20/13	595 bp	(2,857)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—		115,000		3/20/13	685 bp	2,392

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	—		960,000		12/20/12	360 bp	(15,197)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—		550,000		3/20/09	610 bp	4,796

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—		$185,000	3/20/13	645 bp	$ 1,271

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—		930,000	9/20/12	395 bp	10,081

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	155,000	12/20/10	(357 bp)	(4,384)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	$1,205,000		9/20/08	500 bp	7,988

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		720,000	6/20/17	295 bp	(61,681)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—		50,000	6/20/09	190 bp	(2,102)

Aramark Services, Inc.,
8.5%, 2/1/15	—		780,000	12/20/12	355 bp	(5,609)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		720,000	6/20/12	225 bp	(37,136)

Jefferson Smurfit Corp,
7.5%, 6/1/13	—		660,000	9/20/12	445 bp	(36,434)

Nalco, Co. 7.75%,
11/15/11	—		405,000	9/20/12	330 bp	5,448

Nalco, Co. 7.75%,
11/15/11	—		530,000	3/20/13	460 bp	32,355

Total						$(594,530)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $14,467,039 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $760,421,020)	$723,746,353
Affiliated issuers (identified cost $26,734,232) (Note 5)	26,734,232

Cash	12,997,181

Foreign currency (cost $683,569) (Note 1)	676,102

Interest and other receivables	13,914,590

Receivable for shares of the fund sold	429,940

Receivable for securities sold	5,892,002

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	848,750

Receivable from Manager (Note 2)	33,199

Unrealized appreciation on swap contracts (Note 1)	3,485,463

Premiums paid on swap contracts (Note 1)	129,330

Receivable for open forward currency contracts (Note 1)	21,642

Total assets	788,908,784

LIABILITIES

Payable for securities purchased	16,963,147

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	1,460,214

Payable for shares of the fund repurchased	2,455,361

Payable for compensation of Manager (Notes 2 and 5)	1,019,794

Payable for investor servicing fees (Note 2)	57,047

Payable for Trustee compensation and expenses (Note 2)	225,953

Payable for administrative services (Note 2)	1,712

Payable for distribution fees (Note 2)	271,185

Payable for open forward currency contracts (Note 1)	171,092

Unrealized depreciation on swap contracts (Note 1)	763,810

Collateral on securities loaned, at value (Note 1)	14,775,935

Other accrued expenses	81,593

Total liabilities	38,246,843

Net assets	$750,661,941

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 1,788,405,613

Undistributed net investment income (Note 1)	5,389,387

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,009,031,424)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(34,101,635)

Total — Representing net assets applicable to capital shares outstanding	$ 750,661,941

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($445,361,286 divided by 75,455,354 shares)	$ 5.90

Offering price per class A share
(100/96.00 of $5.90)*	$ 6.15

Net asset value and offering price per class B share
($10,083,036 divided by 1,733,053 shares)**	$5.82

Net asset value and offering price per class C share
($1,571,526 divided by 270,637 shares)**	$5.81

Net asset value and redemption price per class M share
($248,826,943 divided by 42,117,969 shares)	$5.91

Offering price per class M share
(100/96.75 of $5.91)***	$6.11

Net asset value, offering price and redemption price per class R share
($46,735 divided by 7,905 shares)	$5.91

Net asset value, offering price and redemption price per class Y share
($44,772,415 divided by 7,404,873 shares)	$6.05

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/08 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $2,658) (including interest income of $604,014
from investments in affiliated issuers) (Note 5)	$ 28,258,077

Securities lending	64,971

Total investment income	28,323,048

EXPENSES

Compensation of Manager (Note 2)	2,263,148

Investor servicing fees (Note 2)	351,978

Custodian fees (Note 2)	11,085

Trustee compensation and expenses (Note 2)	21,503

Administrative services (Note 2)	16,987

Distribution fees — Class A (Note 2)	450,653

Distribution fees — Class B (Note 2)	52,586

Distribution fees — Class C (Note 2)	3,989

Distribution fees — Class M (Note 2)	642,293

Distribution fees — Class R (Note 2)	47

Other	290,278

Non-recurring costs (Notes 2 and 8)	921

Costs assumed by Manager (Notes 2 and 8)	(921)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(121,284)

Total expenses	3,983,263

Expense reduction (Note 2)	(80,166)

Net expenses	3,903,097

Net investment income	24,419,951

Net realized loss on investments (Notes 1 and 3)	(7,150,571)

Net realized loss on swap contracts (Note 1)	(221,416)

Net realized loss on foreign currency transactions (Note 1)	(640,998)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	246,952

Net unrealized depreciation of investments and
swap contracts during the period	(6,614,954)

Net loss on investments	(14,380,987)

Net increase in net assets resulting from operations	$ 10,038,964

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	5/31/08*	11/30/07

Operations:
Net investment income	$24,419,951	$52,898,765

Net realized gain (loss) on investments and
foreign currency transactions	(8,012,985)	36,748,123

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(6,368,002)	(55,824,200)

Net increase in net assets resulting from operations	10,038,964	33,822,688

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(14,667,983)	(29,750,825)

Class B	(397,759)	(909,127)

Class C	(31,506)	(10,650)

Class M	(10,364,480)	(22,018,330)

Class R	(730)	(47)

Class Y	(1,770,321)	(1,415,231)

Redemption fees (Note 1)	4,503	26,436

Increase (decrease) from capital share transactions (Note 4)	55,671,327	(77,684,006)

Total increase (decrease) in net assets	38,482,015	(97,939,092)

NET ASSETS

Beginning of period	712,179,926	810,119,018

End of period (including undistributed net investment
income of $5,389,387 and $8,202,215, respectively)	$750,661,941	$712,179,926

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss) (a)	investments	operations	income	distributions	fees	of period	value(%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2008**	$6.05	.22(d)	(.13)	.09	(.24)	(.24)	—(f)	$5.90	1.63*	$445,361	.55*(d)	3.68*(d)	29.12*
November 30, 2007	6.22	.44(d)	(.16)	.28	(.45)	(.45)	—(f)	6.05	4.50	373,890	1.08(d)	7.04(d)	47.50
November 30, 2006	5.97	.45(d,e)	.22	.67	(.42)	(.42)	—(f)	6.22	11.71	433,782	1.04(d,e)	7.41(d,e)	45.62
November 30, 2005	6.16	.43(d)	(.21)	.22	(.41)	(.41)	—(f)	5.97	3.67	440,780	1.04(d)	7.07(d)	33.37
November 30, 2004	5.88	.43(d)	.29	.72	(.44)	(.44)	—(f)	6.16	12.72	484,372	1.07(d)	7.22(d)	53.33
November 30, 2003	5.17	.48	.73	1.21	(.50)	(.50)	—	5.88	24.65	507,140	1.03	8.61	78.78

CLASS B
May 31, 2008**	$5.96	.19(d)	(.11)	.08	(.22)	(.22)	—(f)	$5.82	1.42*	$10,083	.92*(d)	3.32*(d)	29.12*
November 30, 2007	6.14	.39(d)	(.17)	.22	(.40)	(.40)	—(f)	5.96	3.58	11,407	1.83(d)	6.29(d)	47.50
November 30, 2006	5.89	.39(d,e)	.23	.62	(.37)	(.37)	—(f)	6.14	10.98	16,530	1.79(d,e)	6.69(d,e)	45.62
November 30, 2005	6.08	.38(d)	(.21)	.17	(.36)	(.36)	—(f)	5.89	2.91	46,602	1.79(d)	6.30(d)	33.37
November 30, 2004	5.81	.38(d)	.28	.66	(.39)	(.39)	—(f)	6.08	11.84	123,263	1.82(d)	6.50(d)	53.33
November 30, 2003	5.12	.43	.72	1.15	(.46)	(.46)	—	5.81	23.56	199,990	1.78	7.94	78.78

CLASS C
May 31, 2008**	$5.95	.19(d)	(.11)	.08	(.22)	(.22)	—(f)	$5.81	1.46*	$1,572	.92*(d)	3.24*(d)	29.12*
November 30, 2007†	6.27	.26(d)	(.33)	(.07)	(.25)	(.25)	—(f)	5.95	(1.11)*	776	1.23*(d)	4.29*(d)	47.50

CLASS M
May 31, 2008**	$6.05	.21(d)	(.11)	.10	(.24)	(.24)	—(f)	$5.91	1.70*	$248,827	.67*(d)	3.56*(d)	29.12*
November 30, 2007	6.23	.42(d)	(.17)	.25	(.43)	(.43)	—(f)	6.05	4.11	275,959	1.33(d)	6.79(d)	47.50
November 30, 2006	5.98	.43(d,e)	.23	.66	(.41)	(.41)	—(f)	6.23	11.47	349,881	1.29(d,e)	7.17(d,e)	45.62
November 30, 2005	6.17	.41(d)	(.20)	.21	(.40)	(.40)	—(f)	5.98	3.46	430,521	1.29(d)	6.82(d)	33.37
November 30, 2004	5.89	.42(d)	.29	.71	(.43)	(.43)	—(f)	6.17	12.47	573,455	1.32(d)	6.98(d)	53.33
November 30, 2003	5.18	.47	.73	1.20	(.49)	(.49)	—	5.89	24.32	638,046	1.28	8.34	78.78

CLASS R
May 31, 2008**	$6.05	.20(d)	(.10)	.10	(.24)	(.24)	—(f)	$5.91	1.71*	$47	.67*(d)	3.34*(d)	29.12*
November 30, 2007†	6.35	.29(d)	(.32)	(.03)	(.27)	(.27)	—(f)	6.05	(.57)*	1	.89*(d)	4.62*(d)	47.50

CLASS Y
May 31, 2008**	$6.19	.23(d)	(.12)	.11	(.25)	(.25)	—(f)	$6.05	1.86*	$44,772	.42*(d)	3.83*(d)	29.12*
November 30, 2007	6.35	.47(d)	(.17)	.30	(.46)	(.46)	—(f)	6.19	4.78	50,146	.83(d)	7.27(d)	47.50
November 30, 2006	6.08	.47(d,e)	.23	.70	(.43)	(.43)	—(f)	6.35	12.05	9,925	.79(d,e)	7.63(d,e)	45.62
November 30, 2005	6.27	.45(d)	(.22)	.23	(.42)	(.42)	—(f)	6.08	3.80	20,411	.79(d)	7.31(d)	33.37
November 30, 2004	5.97	.45(d)	.30	.75	(.45)	(.45)	—(f)	6.27	13.09	26,684	.82(d)	7.46(d)	53.33
November 30, 2003	5.23	.50	.76	1.26	(.52)	(.52)	—	5.97	25.21	24,253.78		8.83	78.78

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

May 31, 2008	0.02%

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2008, the value of securities loaned amounted to $14,467,039. The fund received cash collateral of $14,775,935 which is pooled with collateral of other Putnam funds into 73 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2007, the fund had a capital loss carryover of $1,001,007,717 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 217,396,296	November 30, 2008

265,227,969	November 30, 2009

309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

The aggregate identified cost on a tax basis is $787,165,974, resulting in gross unrealized appreciation and depreciation of $8,516,946 and $45,202,335, respectively, or net unrealized depreciation of $36,685,389.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2008, Putnam Management waived $101,041 of its management fee from the fund.

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the six months ended May 31, 2008, Putnam Management has assumed $921 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2008, the fund incurred $336,861 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2008, the fund's expenses were reduced by $80,166 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,342 and $175 from the sale of class A and class M shares, respectively, and received $4,156 and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $243,850,785 and $184,484,512, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/08:

Shares sold	19,383,730	$ 114,615,020

Shares issued
in connection
with reinvestment
of distributions	1,730,329	10,107,029

	21,114,059	124,722,049

Shares
repurchased	(7,505,653)	(43,952,629)

Net increase	13,608,406	$ 80,769,420

Year ended 11/30/07:

Shares sold	6,657,394	$ 41,691,671

Shares issued
in connection
with reinvestment
of distributions	3,264,887	20,282,418

	9,922,281	61,974,089

Shares
repurchased	(17,826,794)	(111,094,320)

Net decrease	(7,904,513)	$ (49,120,231)

CLASS B	Shares	Amount

Six months ended 5/31/08:

Shares sold	242,197	$ 1,396,434

Shares issued
in connection
with reinvestment
of distributions	41,668	240,000

	283,865	1,636,434

Shares
repurchased	(464,549)	(2,677,646)

Net decrease	(180,684)	$(1,041,212)

Year ended 11/30/07:

Shares sold	623,777	$ 3,860,080

Shares issued
in connection
with reinvestment
of distributions	87,650	537,459

	711,427	4,397,539

Shares
repurchased	(1,491,696)	(9,176,467)

Net decrease	(780,269)	$(4,778,928)

CLASS C	Shares	Amount

Six months ended 5/31/08:

Shares sold	229,696	$ 1,311,042

Shares issued
in connection
with reinvestment
of distributions	4,713	27,298

	234,409	1,338,340

Shares
repurchased	(94,162)	(546,944)

Net increase	140,247	$ 791,396

For the period 3/30/07
(commencement of operations) to 11/30/07:

Shares sold	129,629	$ 788,774

Shares issued
in connection
with reinvestment
of distributions	1,572	9,443

	131,201	798,217

Shares
repurchased	(811)	(4,921)

Net increase	130,390	793,296

CLASS M	Shares	Amount

Six months ended 5/31/08:

Shares sold	200,663	$ 1,189,288

Shares issued
in connection
with reinvestment
of distributions	31,670	185,154

	232,333	1,374,442

Shares
repurchased	(3,714,604)	(21,830,719)

Net decrease	(3,482,271)	$ (20,456,277)

Year ended 11/30/07:

Shares sold	157,121	982,853

Shares issued
in connection
with reinvestment
of distributions	60,425	375,908

	217,546	1,358,761

Shares
repurchased	(10,798,558)	(67,709,447)

Net decrease	(10,581,012)	$ (66,350,686)

CLASS R	Shares	Amount

Six months ended 5/31/08:

Shares sold	8,118	$ 47,571

Shares issued
in connection
with reinvestment
of distributions	126	730

	8,244	48,301

Shares
repurchased	(581)	(3,334)

Net increase	7,663	$ 44,967

For the period 3/30/07
(commencement of operations) to 11/30/07:

Shares sold	234	$ 1,477

Shares issued
in connection
with reinvestment
of distributions	8	42

	242	1,519

Shares
repurchased	—	—

Net increase	242	$ 1,519

CLASS Y	Shares	Amount

Six months ended 5/31/08:

Shares sold	3,039,367	$ 18,126,549

Shares issued
in connection
with reinvestment
of distributions	295,477	1,765,526

	3,334,844	19,892,075

Shares
repurchased	(4,037,231)	(24,329,042)

Net decrease	(702,387)	$ (4,436,967)

Year ended 11/30/07:

Shares sold	7,462,360	$ 47,563,901

Shares issued
in connection
with reinvestment
of distributions	223,019	1,406,702

	7,685,379	48,970,603

Shares
repurchased	(1,141,109)	(7,199,579)

Net increase	6,544,270	$ 41,771,024

At May 31, 2008, Putnam, LLC owned 173 and 171 class C and class R shares, respectively (0.06% and 2.2% of class C and class R shares outstanding), valued at $1,003 and $1,011, respectively.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2008, management fees paid were reduced by $20,243 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $604,014 for the period ended May 31, 2008. During the period ended May 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $88,089,098 and $101,335,365, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of May 31, 2008, the fund had unfunded loan commitments of $744,149, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
Bausch & Lomb, Inc.	$185,371

Community Health
Systems, Inc.	83,236

Fenwal Controls of Japan,
LTD. (Japan)	339,178

Golden Nugget, Inc.	136,364

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr.
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank and	and Treasurer	Assistant Treasurer
Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer
Vice Chairman	Assistant Treasurer	and Proxy Manager
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA032 251555 7/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008